EXHIBIT 10.2
EXECUTION COPY

July 30, 2018
Franklin Electric Co., Inc.
9255 Coverdale Road
Fort Wayne, Indiana 46809

Re:	Amendment No. 2 to Third Amended and Restated Note Purchase and Private Shelf Agreement

Ladies and Gentlemen:

Reference is made to that certain Third Amended and Restated Note Purchase and Private Shelf Agreement, dated as of May 28, 2015, as amended by Amendment No. 1 to Third Amended and Restated Note Purchase and Private Shelf Agreement, dated October 28, 2016 (the “Note Agreement”), by and among Franklin Electric Co., Inc., an Indiana corporation (the “Company”), and PGIM, Inc. (formerly known as Prudential Investment Management, Inc.)(“Prudential”) and the Prudential Affiliates party thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Note Agreement, as amended hereby.
The Company has requested a three year extension of the Issuance Period of the Facility and certain amendments of the terms and provisions of the Note Agreement as set forth herein, and the Company, Prudential and the holders (which constitute the Required Holders) have agreed to such amendments, all under the terms and conditions set forth in this Letter Amendment No. 2 to Third Amended and Restated Note Purchase and Private Shelf Agreement (this “Amendment No. 2” or this “letter”).

Accordingly, and in accordance with the provisions of paragraph 11C of the Note Agreement, the parties hereto agree as follows:
SECTION 1. Amendments to Note Agreement.

1.1    Amendment to Paragraph 1B. Paragraph 1B of the Note Agreement is amended by deleting the reference to “$100,000,000” in the first sentence of such paragraph and replacing it with a reference to “150,000,000”:

1.2    Amendment to Paragraph 2A(2). Paragraph 2A(2) of the Note Agreement is amended by deleting the date “May 28, 2018” in the first sentence of such paragraph and replacing it with the date “July 30, 2021”:

1.3    Amendment to Paragraph 2A(8)(i). Paragraph 2A(8)(i) of the Note Agreement is amended by deleting the entire heading and paragraph and replacing the heading and paragraph with the phrase “[Intentionally Omitted”].

1.3.    Amendment to Paragraph 6B(13). Paragraph 6B(13) of the Note Agreement is amended and restated in its entirety to read as follows:
“6B(13).     Economic Sanctions, Etc.  The Company will not, and will not permit any Controlled Entity to (a) become (including by virtue of being owned or controlled by a Blocked Person), own or control a Blocked Person or (b) directly or indirectly have any investment in or engage in any dealing or transaction (including any investment, dealing or transaction involving the proceeds of the Notes) with any Person if such investment, dealing or transaction (i) would cause any holder or any affiliate of such holder to be in violation of, or subject to sanctions under, any law or regulation applicable to such holder, or (ii) is prohibited by or subject to sanctions under any U.S. Economic Sanctions Laws.”

1.4.    Amendment to Paragraph 10B. The following definition is amended and restated in its entirety in paragraph 10B of the Note Agreement to read as follows:

“‘Prudential’ shall mean PGIM, Inc.”

SECTION 2. Conditions Precedent. This Amendment No. 2 shall become effective as of the date (the “Effective Date”) upon which each of the following conditions is satisfied:

2.1     Documents. Prudential shall have received original counterparts or, if satisfactory to Prudential, certified or other copies of (i) this Amendment No. 2, duly executed by the Company, dated the date hereof, and on such date in full force and effect, and (ii) the Consent and Acknowledgement of the parties to the Subsidiary Guaranty, in the form of Exhibit A hereto.

2.2    Fees and Expenses. The Company shall have paid the following: (i) a non-refundable Facility renewal fee of $25,000, which fee shall be payable to Prudential by wire transfer in immediately available funds to: JPMorgan Chase Bank, New York, New York, ABA No.: 021-000-021; Account # 304232491; Account Name: PGIM, Inc. - PCG; and (ii) the fees and expenses of special counsel to the holders of the Notes in connection with this Amendment No. 2 that have been presented to the Company.

2.3     Representations and Warranties. The representations and warranties of the Company in Section 3 hereof shall be true and correct on the Effective Date.

2.4     Proceedings. All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incident thereto shall be satisfactory in substance and form to Prudential and its counsel, and Prudential shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

SECTION 3. Representations and Warranties. To induce Prudential to execute and deliver this letter, the Company hereby represents, warrants and covenants that (1) the execution and delivery of this letter has been duly authorized by all necessary corporate action on behalf of the Company and this Amendment No. 2 has been executed and delivered by a duly authorized officer of the Company, and all necessary or required consents to this Amendment No. 2 have been obtained and are in full force and effect (except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), (2) the representations and warranties contained in paragraph 8 of the Note Agreement are true on and as of the Effective Date, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date, and (3) there shall not exist on the Effective Date any Event of Default or Default.

SECTION 4. Reference to and Effect on Note Agreement. Upon the Effective Date, each reference to the Note Agreement in any other document, instrument or agreement shall mean and be a reference to the Note Agreement, as modified by this Amendment No. 2. Except as specifically set forth in Section 1 of this Amendment No. 2, the Note Agreement shall remain in full force and effect and each is hereby ratified and confirmed in all respects. Except as specifically set forth in Section 1 of this Amendment No. 2, the execution, delivery and effectiveness of this letter shall not (a) amend the Note Agreement or any Note, (b) operate as a waiver of any right, power or remedy of the holder of any Note, or (c) constitute a waiver of, or consent to any departure from, any provision of the Note Agreement or any Note at any time.

SECTION 5. Expenses. The Company hereby confirms its obligations under the Note Agreement, whether or not the transactions hereby contemplated are consummated, to pay, promptly after request by Prudential, all reasonable out-of-pocket costs and expenses, including attorneys’ fees and expenses, incurred by Prudential in connection with this letter agreement or the transactions contemplated hereby, in enforcing any rights under this letter, or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this letter or the transactions contemplated hereby. The obligations of the Company under this Section 5 shall survive transfer by the noteholders of any Note and payment of any Note.

SECTION 6. Governing Law. THIS LETTER SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES OR IN CONNECTION WITH ANY CLAIMS OR DISPUTES ARISING OUT OF OR RELATING TO THIS LETTER (WHETHER SOUNDING IN CONTRACT OR TORT) SHALL BE GOVERNED BY, THE LAW OF THE STATE OF ILLINOIS (EXCLUDING ANY CONFLICTS OF LAW RULES WHICH WOULD OTHERWISE CAUSE THIS AGREEMENT TO BE CONSTRUED OR ENFORCED IN ACCORDANCE WITH, OR THE RIGHTS OF THE PARTIES TO BE GOVERNED BY, THE LAWS OF ANY OTHER JURISDICTION).

SECTION 7. Counterparts; Facsimile Signature Pages; Section Titles. This letter may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this letter by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this letter. The section titles contained in this letter are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.
[signature page follows]

Very truly yours,
PGIM, INC.

By:    ______________________________
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By:
__________________________
    Vice President

MUTUAL OF OMAHA INSURANCE COMPANY
UNITED OF OMAHA LIFE INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as General Partner)

By:__________________________
    Vice President
Agreed and accepted:

FRANKLIN ELECTRIC, CO., INC.

By:    /s/ Jonathan Grandon
    Name: Jonathan Grandon
    Title: Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO THIRD AMENDED AND RESTATED NOTE PURCHASE AND PRIVATE SHELF AGREEMENT]

EXHIBIT A
CONSENT AND ACKNOWLEDGEMENT
July 30, 2018
The undersigned, each a Subsidiary Guarantor under the Subsidiary Guaranty Agreement, dated as of July 28, 2017 (the “Guaranty”), in favor each of the holders of Notes, under the Third Amended and Restated Note Purchase and Private Shelf Agreement, dated as of May 28, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Note Agreement”; capitalized terms used and not otherwise defined in this Consent and Acknowledgement have the respective meanings ascribed to them in the Note Agreement), hereby acknowledges, confirms and agrees that the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects after giving effect to Amendment No. 2 to the Third Amended and Restated Note Purchase and Private Shelf Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Consent and Acknowledgment to be duly executed and delivered by their respective proper and duly authorized officers effective as of the date first above written.

FRANKLIN CONTROL SYSTEMS, LLC
(f/k/a Franklin Control Systems, Inc.)

By:     /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

PIONEER PUMP, LLC
(f/k/a/ Pioneer Pump Holdings, Inc.)

By:     /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

HEADWATER COMPANIES, LLC
(f/k/a/ Franklin Electric Ventures, LLC)

By: /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

PIONEER PUMP, LLC
(f/k/a Pioneer Pump, Inc.)

By: /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

FRANKLIN ELECTRIC INTERNATIONAL, INC.

By:     /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

[ADDITIONAL SIGNATURE PAGES TO CONSENT AND ACKNOWLEDGMENT FOLLOW]

FRANKLIN FUELING SYSTEMS, LLC
(f/k/a Franklin Fueling Systems, Inc.)

By: /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

FRANKLIN GRID SOLUTIONS, LLC
(f/k/a Intelligent Controls, Inc.)

By:     /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

2M COMPANY, INC.
By: /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

DRILLERS SERVICE, LLC
(f/k/a Drillers Service, Incorporated)

By:     /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

WESTERN HYDRO, LLC

By:     /s/ Jonathan M. Grandon

Name: Jonathan M. Grandon
Title: Secretary

[SIGNATURE PAGE TO CONSENT AND ACKNOWLEDGMENT]

[SIGNATURE PAGE TO CONSENT AND ACKNOWLEDGMENT]